Exhibit 10.4.4
AMENDMENT NO. 4
TO
AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
BETWEEN
CRICKET COMMUNICATIONS, INC.
AND
NORTEL NETWORKS INC.
This Amendment No. 4 (this “Amendment”) is made effective as of December 22, 2005 by and between Cricket Communications, Inc., a Delaware corporation (the “Owner”), and Nortel Networks Inc., a Delaware corporation (the “Vendor”).
WHEREAS, Owner and Vendor entered into an Amended and Restated System Equipment Purchase Agreement effective December 23, 2002, for the sale, licensing, and purchase of Vendor’s Products and Services, as amended by Amendment No. 1 dated effective February 7, 2003, Amendment No. 2 dated effective December 22, 2004 and Amendment No. 3 (“Amendment No. 3”) dated effective October 11, 2005 (together, the “Contract”); and
WHEREAS, Owner and Vendor now wish to clarify certain wording in Attachment 1 to Amendment No. 3.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Owner and Vendor hereby agree to amend the Contract as follows:
1.	Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Contract.

2.	Delete Sections 1.2 and 1.3 of Attachment 1 to Amendment No. 3 in their entirety and replace with the following:
     [***]
3.	Except as specifically modified by Amendment No. 4, the Contract in all other respects shall continue in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be signed by their duly authorized representatives effective as of the date first set forth above.

CRICKET COMMUNICATIONS, INC.		NORTEL NETWORKS INC.

By:	/s/ John Salove	By:	/s/ Lance Levin

Name:	John Salove	Name:	Lance Levin

	(Type/Print)		(Type/Print)

Title:	VP Engineering	Title:	Counsel, North America

Date:	12-21-05	Date:	12-22-05

Tax ID: 33-0879924
Address: 10307 Pacific Center Court, San Diego, CA 92009

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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